Forward Industries, Inc.

Exhibit 31.2

CERTIFICATION PURSUANT TO RULE 13a-14(a) UNDER THE EXCHANGE ACT

I, James O. McKenna, Chief Financial Officer of Forward Industries, Inc. (“Forward”) certify that:

1.	I have reviewed this quarterly report on Form 10‑Q for the three months ended June 30, 2008, of Forward;
2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of Forward as of, and for, the periods presented in this report;

4.

Forward’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a‑15(e) and 15d‑15(e)) for Forward and we have:

a)

designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Forward, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

	b)	Not applicable;
c)

evaluated the effectiveness of Forward’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report  based on such evaluation; and

d)

disclosed in this report any change in Forward’s internal control over financial reporting that occurred during Forward’s most recent fiscal quarter (Forward’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, Forward’s internal control over financial reporting; and

5.

Forward’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Forward’s auditors and the audit committee of Forward’s board of directors (or persons performing the equivalent functions):

a)

all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect Forward’s ability to record, process, summarize and report financial information;  and

	b)	any fraud, whether or not material, that involves management or other employees who have a significant role in Forward’s internal controls over financial reporting.

Date: August 11, 2008

/s/ James O. McKenna
James O. McKenna

Chief Financial Officer
(Principal Financial and Accounting Officer)